UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 23, 2006
                                                 -------------------------------

                          AURORA OIL & GAS CORPORATION
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             (Exact name of registrant as specified in its charter)

               UTAH                     0-25170            87-0306609
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   (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)             File Number)     Identification No.)

4110 Copper Ridge Drive, Suite 100, Traverse City, MI              49684
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (231) 941-0073
                                                   -----------------------------

                          Cadence Resources Corporation
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Amendment to Articles of Incorporation. On February 9, 2006, the shareholders of CADENCE RESOURCES CORPORATION ("the Company") adopted an amendment (the "Amendment") to the Amended and Restated Articles of Incorporation (the "Articles") of the Company. The Amendment, which provided for a change in the corporate name of the Company to "Aurora Oil & Gas Corporation," was approved by the State of Utah on May 22, 2006 and became retroactively effective on May 11, 2006.

Prior to the Amendment, the first recital of the preamble to the Articles read as follows:

"First The name of the Corporation is Cadence Resources Corporation (the `Corporation')."

As amended, the first recital of the preamble to the Articles reads as follows:

"First The name of the Corporation is Aurora Oil & Gas Corporation (the `Corporation')."

Item 8.01 Other Events.

In a press release dated May 22, 2006, the Company announced that its application to list its shares on the American Stock Exchange ("AMEX") has been approved, and its shares will begin trading on AMEX at 9:30 a.m. on Wednesday, May 24, 2006 under the symbol AOG.

A copy of this press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      c. Exhibit Index

Exhibit No.       Description
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99.1              Press Release dated May 22, 2006


                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 23, 2006.

                                        CADENCE RESOURCES CORPORATION


Date: May 23, 2006                      /s/ William W. Deneau
                                        ----------------------------------------
                                        By: William W. Deneau
                                        Its: President